UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	May 31, 2023

Date of reporting period:	June 1, 2022 – November 30, 2022

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Dynamic Risk Allocation Fund

Semiannual report
11 | 30 | 22

Asset allocation funds invest in a mix of many different types of investments to help weather changing market environments.

FUND SYMBOL
CLASS A
PDREX

Putnam
Dynamic Risk
Allocation Fund

Semiannual report
11 | 30 | 22

Message from the Trustees

January 10, 2023

Dear Fellow Shareholder:

As an investor, you might be happy to see 2022 in the rearview mirror. High inflation and aggressive interest-rate increases from the U.S. Federal Reserve contributed to market volatility and negative returns for stocks and bonds.

While inflation and interest rates are still high, the possibility remains that 2023 could be a better year for market returns than 2022. Historically, stocks and bonds have recovered from bear markets like the one we have been experiencing. Our investment teams are actively researching securities with attractive performance potential and working to keep portfolio risks in check.

We would like to note recent changes to the Board of Trustees that oversees your fund. In July 2022, we welcomed Jennifer Williams Murphy and Marie Pillai as new Trustees. Both have a wealth of investment advisory and executive management experience. We also want to thank our Trustees who retired from the Board on June 30, 2022. Paul Joskow served with us since 1997, and Ravi Akhoury joined the Board in 2009. We wish them well.

Thank you for investing with Putnam.

Traditional balanced funds can be unbalanced in terms of risk. Instead of balancing stocks and bonds, Putnam Dynamic Risk Allocation Fund makes allocations across four different risk sources — equity, credit, inflation, and interest rates. We believe this flexible approach can produce better risk-adjusted returns for investors over time.

Diversification does not assure a profit or protect against loss. It is possible to lose money in a diversified portfolio.
The fund is not intended to outperform stocks and bonds during strong market rallies.

2 Dynamic Risk Allocation Fund

Illustrations are hypothetical and are not intended to represent the current allocation of any Putnam fund. A traditional balanced fund is represented by a 60%/40% split between equities and fixed income, as defined by Lipper. Risk contribution is from Putnam research, which uses the historical standard deviation for the respective asset classes multiplied by the appropriate asset weight. Leverage may be achieved either through short-term borrowing or through the use of derivatives. Asset weights may exceed 100% in funds that employ leverage due to borrowed capital and/or derivatives exposure. Risk, as measured by standard deviation, gauges how widely a set of values varies from the mean. It is a historical measure of the variability of return earned by an investment portfolio over a three-year period. Asset weight for Putnam Dynamic Risk Allocation Fund represents a baseline allocation selected by the fund’s portfolio managers and is subject to change. It is inclusive of leverage and represents a starting point for future active allocation.

Dynamic Risk Allocation Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See page 5 and pages 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Returns for periods of less than one year are not annualized.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Lipper peer group median is provided by Lipper, a Refinitiv company.

* The Putnam Dynamic Risk Allocation Blended Index is an unmanaged index administered by Putnam Management. Effective September 1, 2020, the composition of the Putnam Dynamic Risk Allocation Blended Index is 60% MSCI World Index (ND) and 40% FTSE World Government Bond Index. Prior to September 1, 2020, the Putnam Dynamic Risk Allocation Blended Index was comprised as follows: 50% MSCI World Index (ND), 40% Bloomberg Global Aggregate Bond Index, and 10% S&P GSCI.

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This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 11/30/22. See page 4 and pages 11–13 for additional fund performance information. Index descriptions can be found on pages 16–17.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Dynamic Risk Allocation Fund 5

Brett, please describe investing conditions over the six-month reporting period.

Financial markets were challenged by multiple, converging risks in the macroeconomy. High inflation, rising interest rates, and the Russia-Ukraine War contributed to a risk-averse investing environment. China’s zero-Covid-19 policy also caused periodic lockdowns, worsening supply chain issues. New U.S. trade restrictions on China’s technology sector also stoked global growth concerns.

In the U.S., combating inflation remained a top priority of the Federal Reserve. In June 2022, inflation peaked to a 40-year high of 9.1%. In response, the Fed turned more hawkish, making four consecutive interest-rate hikes of 0.75% during the period. Borrowing rates moved from 0.00%–0.25% in early calendar 2022 to 3.75%–4.00% by period-end. Investors feared the Fed’s aggressive tactics would tip the U.S. economy into a recession.

In November 2022, U.S. inflation showed signs of improvement. While still near multidecade highs, the pace of inflation lowered to 7.1%, as measured by the Consumer Price Index. Better-than-expected corporate earnings

6 Dynamic Risk Allocation Fund

Allocations are shown as a percentage of the fund’s net assets as of 11/30/22. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations include the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities and may result in negative weights. Holdings and allocations may vary over time. Due to rounding, percentages may not equal 100.0%.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 11/30/22. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

Dynamic Risk Allocation Fund 7

and steady employment helped lift investor sentiment near period-end.

U.S. stocks, as measured by the S&P 500 Index, posted a return of –0.40% for the reporting period. Investment-grade corporate bonds, which are more sensitive to changes in interest rates, returned –4.06%, as measured by the Bloomberg U.S. Aggregate Bond Index. The yield on the benchmark 10-year Treasury note began the period at 2.85%. It reached a high of 4.25% in October 2022 before finishing the period at 3.68%. At times, yields on shorter-term U.S. Treasuries edged above those of longer-term Treasuries. This created a flat or inverted yield curve, which often signals a recession.

How did the fund perform for the reporting period?

The fund returned –5.70%, underperforming its benchmark, the Putnam Dynamic Risk Allocation Blended Index, which returned –3.70%. This custom benchmark comprises 60% the MSCI World Index [ND] and 40% the FTSE World Government Bond Index.

What investment decisions influenced the fund’s performance during the period?

Overall, our asset allocation decisions detracted from performance. Equity positioning weighed down results over the reporting period. In June 2022, a modest overweight position relative to the policy portfolio [the starting allocation from where we make active decisions] detracted from performance. From mid-June 2022 through period-end, the fund’s equity position ranged from moderate underweight to underweight relative to the policy portfolio. Our positioning produced mixed results given the high degree of equity market volatility during this time.

Tactical commodity positioning was also a drag on performance. This positioning ranged from modestly long to long over the period. The fund was neutral to interest-rate risk over the period.

Allocations are shown as a percentage of the fund’s net assets as of 11/30/22. Risk contribution is from Putnam research, which uses the historical standard deviation for the respective asset classes multiplied by the appropriate asset weight. Holdings and allocations may vary over time.

8 Dynamic Risk Allocation Fund

Security selection also detracted from performance. Our quantitative international equity strategy finished negative for the period.

How were derivatives used during the reporting period?

Futures were used to help manage exposure to market risk and equitize cash. Futures also helped gain exposure to interest rates and hedge interest-rate and prepayment risks. Forward currency contracts were used to hedge foreign exchange risk and gain exposure to currencies. Total return swaps were used to hedge sector exposure and manage exposure to specific sectors, industries, and securities. They also were used to gain exposure to a basket of securities, specific markets, countries, sectors, and industries, and to add income to the portfolio.

What is your near-term outlook for the markets?

Volatility has been a major constant across markets year to date. Rising inflation, supply chain disruptions, monetary policy tightening, and the war in Ukraine have weighed down most asset classes. Looking ahead, we expect market volatility to persist and investor sentiment to waver given many uncertainties and fears of a recession.

Our near-term outlook for equities is bearish. We believe that the market is too optimistic with respect to a Fed policy pivot. In our view, the Fed is unlikely to execute a soft landing. We believe the Fed will continue hiking interest rates more than the market anticipates, which could trigger a recession. This would be negative for equities, in our view.

Our near-term outlook for rate-sensitive fixed income is neutral. We believe the Fed’s plans to continue hiking interest rates is negative for duration exposure. This view is tempered by what we perceive to be deteriorating economic data and heightened recession risks, which could be a catalyst for interest rates to move lower.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Dynamic Risk Allocation Fund 9

Our view on commodities is slightly bullish. A strengthening U.S. dollar, rising real yields [which adjust for the impact of inflation], and building recessionary forces are headwinds for commodities, in our view. However, over the medium term, we believe supply constraints are a reason to be bullish.

Against this backdrop, we continue to have conviction in our investment strategies given our ability to adapt the portfolio to changing market conditions.

Thank you, Brett, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

10 Dynamic Risk Allocation Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2022, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Annualized fund performance Total return for periods ended 11/30/22

	Life of fund	10 years	5 years	3 years	1 year	6 months
Class A (9/19/11)
Before sales charge	1.17%	0.16%	–3.55%	–6.34%	–17.53%	–5.70%
After sales charge	0.64	–0.43	–4.68	–8.17	–22.27	–11.12
Class B (9/19/11)
Before CDSC	0.63	–0.44	–4.26	–7.02	–18.05	–5.89
After CDSC	0.63	–0.44	–4.48	–7.57	–20.52	–10.60
Class C (9/19/11)
Before CDSC	0.63	–0.44	–4.26	–7.03	–18.16	–6.03
After CDSC	0.63	–0.44	–4.26	–7.03	–18.65	–6.97
Class R (9/19/11)
Net asset value	0.93	–0.08	–3.75	–6.52	–17.63	–5.66
Class R6 (7/2/12)
Net asset value	1.56	0.56	–3.13	–5.91	–17.02	–5.32
Class Y (9/19/11)
Net asset value	1.44	0.42	–3.29	–6.08	–17.29	–5.47

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

Returns for periods of less than one year are not annualized.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B and C share performance reflects conversion to class A shares after eight years.

Dynamic Risk Allocation Fund 11

Comparative annualized index returns For periods ended 11/30/22

	Life of fund	10 years	5 years	3 years	1 year	6 months
Putnam Dynamic Risk
Allocation Blended Index*	4.21%	3.70%	2.62%	1.18%	–13.81%	–3.70%
Lipper Alternative
Global Macro Funds	3.91	3.31	2.05	1.75	–7.38	–2.28
category median†

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Returns for periods of less than one year are not annualized.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Lipper peer group median is provided by Lipper, a Refinitiv company.

* The Putnam Dynamic Risk Allocation Blended Index is an unmanaged index administered by Putnam Management. Effective September 1, 2020, the composition of the Putnam Dynamic Risk Allocation Blended Index is 60% MSCI World Index (ND) and 40% FTSE World Government Bond Index. Prior to September 1, 2020, the Putnam Dynamic Risk Allocation Blended Index was comprised as follows: 50% MSCI World Index (ND), 40% Bloomberg Global Aggregate Bond Index, and 10% S&P GSCI.

† Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 11/30/22, there were 178, 176, 171, 164, 124, and 103 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 11/30/22

	Class A		Class B	Class C	Class R	Class R6	Class Y
	Before	After	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value
5/31/22	$5.79	$6.14	$5.60	$5.64	$5.83	$5.83	$6.03
11/30/22	5.46	5.79	5.27	5.30	5.50	5.52	5.70

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

12 Dynamic Risk Allocation Fund

Annualized fund performance as of most recent calendar quarter
Total return for periods ended 12/31/22

	Life of fund	10 years	5 years	3 years	1 year	6 months
Class A (9/19/11)
Before sales charge	1.08%	0.06%	–4.00%	–7.27%	–19.97%	–2.35%
After sales charge	0.55	–0.53	–5.13	–9.08	–24.57	–7.96
Class B (9/19/11)
Before CDSC	0.54	–0.54	–4.74	–8.00	–20.70	–2.62
After CDSC	0.54	–0.54	–4.97	–8.56	–24.67	–7.49
Class C (9/19/11)
Before CDSC	0.54	–0.54	–4.75	–8.00	–20.73	–2.78
After CDSC	0.54	–0.54	–4.75	–8.00	–21.52	–3.76
Class R (9/19/11)
Net asset value	0.83	–0.18	–4.24	–7.49	–20.23	–2.51
Class R6 (7/2/12)
Net asset value	1.45	0.44	–3.62	–6.91	–19.71	–2.15
Class Y (9/19/11)
Net asset value	1.33	0.31	–3.79	–7.07	–19.89	–2.25

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

Returns for periods of less than one year are not annualized.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R	Class R6	Class Y
Net expenses for the fiscal year
ended 5/31/22*	1.17%	1.92%	1.92%	1.42%	0.76%	0.92%
Total annual operating expenses for the
fiscal year ended 5/31/22	1.99%	2.74%	2.74%	2.24%	1.58%	1.74%
Annualized expense ratio for the
six-month period ended 11/30/22	1.20%	1.95%	1.95%	1.45%	0.75%	0.95%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 9/30/23.

Dynamic Risk Allocation Fund 13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 6/1/22 to 11/30/22. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.84	$9.49	$9.48	$7.06	$3.66	$4.63
Ending value (after expenses)	$943.00	$941.10	$939.70	$943.40	$946.80	$945.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (183); and then dividing that result by the number of days in the year (365).

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 11/30/22, use the following calculation method. To find the value of your investment on 6/1/22, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$6.07	$9.85	$9.85	$7.33	$3.80	$4.81
Ending value (after expenses)	$1,019.05	$1,015.29	$1,015.29	$1,017.80	$1,021.31	$1,020.31

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (183); and then dividing that result by the number of days in the year (365).

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Consider these risks before investing

Emerging market securities carry illiquidity and volatility risks. The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise.

Allocation of assets among asset classes may hurt performance, and efforts to diversify risk through the use of leverage and allocation decisions may not be successful. If the quantitative models or data that are used in managing the fund prove to be incorrect or incomplete, investment decisions made in reliance on the models or data may not produce the desired results and the fund may realize losses. Derivatives carry additional risks, such as the inability to terminate or sell derivatives positions and the failure of the other party to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Active trading strategies may lose money or not earn a return sufficient to cover trading and other costs. Use of leverage obtained through derivatives increases these risks by increasing investment exposure. Over-the-counter derivatives are also subject to the risk of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. REITs are subject to the risk of economic downturns that have an adverse impact on real estate markets. The use of short selling may result in losses if the securities appreciate in value. Commodities involve market, political, regulatory, and natural conditions risks. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, asset class, geography, industry, or sector. International investing involves currency, economic, and political risks. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

Dynamic Risk Allocation Fund 15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions. They are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed income securities.

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

FTSE® World Government Bond Index measures the performance of fixed-rate, local-currency, investment-grade sovereign bonds.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

16 Dynamic Risk Allocation Fund

MSCI World Index (ND) is an unmanaged index of equity securities from developed countries. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Putnam Dynamic Risk Allocation Blended Index is a benchmark administered by Putnam Management. As of September 1, 2020, the index comprises 60% the MSCI World Index (ND) and 40% the FTSE World Government Bond Index. Prior to September 1, 2020, the index was comprised of 50% the MSCI World Index (ND), 40% the Bloomberg Global Aggregate Bond Index, and 10% the S&P GSCI.

S&P 500® Index is an unmanaged index of common stock performance.

S&P GSCI® is a composite index of commodity sector returns that represents a broadly diversified, unleveraged, long-only position in commodity futures.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

FTSE Russell is the source and owner of the trademarks, service marks, and copyrights related to the FTSE Indexes. FTSE® is a trademark of FTSE Russell.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom, assumes no liability in connection with the use of the foregoing, and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category medians reflect performance trends for funds within a category.

Dynamic Risk Allocation Fund 17

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2022, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of November 30, 2022, Putnam employees had approximately $471,000,000 and the Trustees had approximately $64,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

18 Dynamic Risk Allocation Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2022, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2022, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2022 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract and the approval of your fund’s amended and restated sub-management contract, effective July 1, 2022. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example,

Dynamic Risk Allocation Fund 19

with certain exceptions primarily involving newer or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.) The Trustees considered that the proposed amended and restated sub-management contract would lower the sub-management fees paid by Putnam Management to PIL.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. The Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2021. These expense limitations were: (i) a contractual expense limitation applicable to specified open-end funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2021. However, in the case of your fund, both expense limitations applied during its fiscal year ending in 2021. Putnam Management and PSERV have agreed to maintain these expense limitations until at least September 30, 2023. In addition, Putnam Management contractually agreed to waive fees and/or reimburse expenses of your fund to the extent that expenses of the fund (excluding payments under the fund’s distribution plans, investor servicing fees, brokerage, interest, taxes, investment-related expenses, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 0.70% of its average net assets through at least September 30, 2023. During its fiscal year ending in 2021, your fund’s expenses were reduced as a result of this expense limitation. Putnam Management and PSERV’s commitment to these expense limitation arrangements, which were intended to support an effort to have fund expenses meet competitive standards, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management contract and to approve your fund’s amended and restated sub-management contract.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2021. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by

20 Dynamic Risk Allocation Fund

Broadridge as of December 31, 2021 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place for the Putnam funds, including the fee schedule for your fund, represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including collective investment trusts offered in the defined contribution and defined benefit retirement plan markets, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, model-only separately managed accounts and Putnam Management’s exchange-traded funds. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, the Putnam funds’ performance was generally solid in 2021 against a backdrop of strong U.S. economic and financial market growth. The Trustees considered Putnam Management’s observation that, despite an environment of generally strong growth, there had been various headwinds experienced in 2021. For the one-year period ended December 31, 2021, the Trustees noted that the Putnam funds, on an asset-weighted basis, ranked in the 52nd percentile of their peers as determined by Lipper Inc. (“Lipper”) and, on an asset-weighted-basis, delivered a gross return that trailed their benchmarks by 0.1%. Over the longer-term, the Committee noted that, on an asset-weighted basis, the Putnam funds delivered strong aggregate performance relative to their Lipper peers over

Dynamic Risk Allocation Fund 21

the three-, five- and ten-year periods ended December 31, 2021, ranking in the 31st, 29th and 21st percentiles, respectively, and that the funds, in the aggregate, outperformed their benchmarks on a gross basis for each of those periods.

In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes. In particular, the Trustees considered The Putnam Fund complex’s performance as reported in the Barron’s/Lipper Fund Families survey (the “Survey”), which ranks mutual fund companies based on their performance across a variety of asset types. The Trustees noted that The Putnam Fund complex continued to rank highly in the Survey, especially over the longer-term, with The Putnam Funds ranking as the 6th best performing mutual fund complex out of 45 complexes for the ten-year period and 13th out of 49 complexes for the five-year period. The Trustees noted that 2021 marked the fifth consecutive year that The Putnam Funds have ranked in the top ten fund complexes for the ten-year period. The Trustees also considered that The Putnam Fund complex’s Survey performance over the one-year period was solid, with The Putnam Funds ranking 27th out of 51 complexes. In addition to the Survey, the Trustees also considered the Putnam funds’ ratings assigned by Morningstar Inc., noting that 25 of the funds were four- or five-star rated at the end of 2021 (representing a decrease of one fund year-over-year) and that this included nine funds that had achieved a five-star rating (representing an increase of two funds year-over-year). They also noted, however, the disappointing investment performance of some Putnam funds for periods ended December 31, 2021 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds and evaluate whether additional actions to address areas of underperformance may be warranted.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns to the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Alternative Global Macro Funds) for the one-year, three-year and five-year periods ended December 31, 2021 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	4th
Three-year period	4th
Five-year period	4th

Over the one-year, three-year and five-year periods ended December 31, 2021, there were 201, 190 and 173 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed concern about your fund’s fourth quartile performance over the one-year, three-year and five-year periods ended December 31, 2021 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s observation that the fund’s underperformance over the one-year period was primarily due to the fund’s strategic design positioning the fund with below-median equity risk and volatility relative to its Lipper peer group. The Trustees noted Putnam Management’s view that the fund’s balanced risk and controlled volatility characteristics were out of favor in 2021 as a result of the volatile but upward-trending equity market and negative-returning fixed-income market.

The Trustees considered Putnam Management’s observation that the fund’s underperformance over the three-year and five-year periods was also impacted by the fund’s balanced risk stance, resulting in below-median equity risk compared to the fund’s peer universe. The Trustees noted Putnam Management’s view that low-volatility security selection detracted from the fund’s performance, including on a risk-adjusted basis, and that equity drawdowns did not last long enough to benefit the fund’s positions in protective puts. The Trustees considered Putnam Management’s observation that the fund’s

22 Dynamic Risk Allocation Fund

strategic exposure to commodities detracted from the fund’s performance, noting that commodities significantly underperformed as an asset class in a peer universe without much commodities exposure. The Trustees noted that, in the second half of 2020, the fund’s managers had determined to eliminate the fund’s continuing allocation to commodities and to remove commodities from its custom benchmark, while still retaining the flexibility to tactically use commodities as conditions warranted.

The Trustees considered Putnam Management’s observation that the fund benefitted from a small allocation to commodities in 2021. The Trustees also considered the addition of an experienced investment team member as a portfolio manager in 2021 and the removal of another portfolio manager in 2022. The Trustees noted that Putnam Management remained confident in the fund’s portfolio managers and that Putnam Management was also considering potential future alternatives for the fund. The Trustees also considered Putnam Management’s continued efforts to support fund performance through certain initiatives, including structuring compensation for portfolio managers to enhance accountability for fund performance, emphasizing accountability in the portfolio management process and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires and internal promotions in 2021 to strengthen its investment team.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance concerns that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. The Trustees also considered that Putnam Management has made changes in light of subpar investment performance when warranted. Based on Putnam Management’s willingness to take appropriate measures to address fund performance issues, the Trustees concluded that it continued to be advisable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund, with all the attendant risks and disruptions, would not likely provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the investor services provided by PSERV were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

Dynamic Risk Allocation Fund 23

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal period.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

24 Dynamic Risk Allocation Fund

The fund’s portfolio 11/30/22 (Unaudited)

COMMON STOCKS (10.1%)*	Shares	Value
Basic materials (1.0%)
Anglo American PLC (London Exchange) (United Kingdom)	298	$12,393
Arkema SA (France)	27	2,418
BHP Group, Ltd. (London Exchange) (Australia)	52	1,668
BlueScope Steel, Ltd. (Australia)	587	7,074
Boliden AB (Sweden)	35	1,324
Compagnie de Saint-Gobain (France)	277	12,912
CRH PLC (Ireland)	123	4,924
Eiffage SA (France)	61	6,056
Glencore PLC (United Kingdom)	2,115	14,308
Mineral Resources, Ltd. (Australia)	35	2,118
Nitto Denko Corp. (Japan)	100	6,333
OCI NV (Netherlands)	114	4,835
Rio Tinto PLC (United Kingdom)	139	9,443
Shin-Etsu Chemical Co., Ltd. (Japan)	100	12,955
South32, Ltd. (Australia)	961	2,657
		101,418
Capital goods (0.5%)
ASSA ABLOY AB Class B (Sweden)	124	2,863
BAE Systems PLC (United Kingdom)	1,228	12,190
Dassault Aviation SA (France)	14	2,225
Fuji Electric Co., Ltd. (Japan)	100	4,132
GEA Group AG (Germany)	134	5,409
Legrand SA (France)	137	11,329
Mitsubishi Heavy Industries, Ltd. (Japan)	200	7,977
Prysmian SpA (Italy)	118	4,154
Spirax-Sarco Engineering PLC (United Kingdom)	15	2,065
Vinci SA (France)	3	305
		52,649
Communication services (0.4%)
KDDI Corp. (Japan)	400	11,972
Koninklijke KPN NV (Netherlands)	2,214	6,790
Nippon Telegraph & Telephone Corp. (Japan)	400	11,084
Telstra Group, Ltd. (Australia)	3,962	10,703
		40,549
Conglomerates (0.2%)
Marubeni Corp. (Japan)	1,200	13,612
Mitsui & Co., Ltd. (Japan)	100	2,917
		16,529
Consumer cyclicals (1.3%)
Aristocrat Leisure, Ltd. (Australia)	474	11,464
Bandai Namco Holdings, Inc. (Japan)	200	13,274
Brambles, Ltd. (Australia)	1,132	9,263
Chow Tai Fook Jewellery Group, Ltd. (Hong Kong)	1,200	2,119
Hermes International (France)	10	16,437
Industria de Diseno Textil SA (Spain)	421	10,915
JD Sports Fashion PLC (United Kingdom)	3,771	5,906
La Francaise des Jeux SAEM (France)	52	2,100
LVMH Moet Hennessy Louis Vuitton SA (France)	13	10,065

Dynamic Risk Allocation Fund 25

COMMON STOCKS (10.1%)* cont.	Shares	Value
Consumer cyclicals cont.
Moncler SpA (Italy)	168	$8,826
Pandora A/S (Denmark)	96	7,305
Porsche Automobil Holding SE (Preference) (Germany)	37	2,246
Stellantis NV (Italy)	916	14,323
Toyota Motor Corp. (Japan)	100	1,467
Volkswagen AG (Preference) (Germany)	89	12,964
Volvo AB Class B (Sweden)	128	2,380
Wolters Kluwer NV (Netherlands)	16	1,767
		132,821
Consumer staples (1.3%)
British American Tobacco PLC (United Kingdom)	230	9,438
CK Hutchison Holdings, Ltd. (Hong Kong)	1,000	5,862
Coca-Cola HBC AG (Italy)	176	4,324
Coles Group, Ltd. (Australia)	614	7,098
Diageo PLC (United Kingdom)	209	9,711
Ferguson PLC (United Kingdom)	88	9,978
Imperial Brands PLC (United Kingdom)	488	12,536
ITOCHU Corp. (Japan)	100	3,151
Kesko Oyj Class B (Finland)	122	2,635
Koninklijke Ahold Delhaize NV (Netherlands)	420	12,177
L’Oreal SA (France)	45	17,019
McDonald’s Holdings Co. (Japan), Ltd. (Japan)	100	3,701
Nestle SA (Switzerland)	123	14,637
Recruit Holdings Co., Ltd. (Japan)	200	6,384
Sodexo SA (France)	38	3,650
Unilever PLC (United Kingdom)	35	1,757
WH Group, Ltd. (Hong Kong)	6,000	3,554
Yakult Honsha Co., Ltd. (Japan)	100	6,382
		133,994
Energy (0.5%)
BP PLC (United Kingdom)	3,207	19,186
Equinor ASA (Norway)	331	12,749
Shell PLC (United Kingdom)	827	24,195
		56,130
Financials (2.0%)
3i Group PLC (United Kingdom)	585	9,693
Aviva PLC (United Kingdom)	1,295	7,025
Banco Bilbao Vizcaya Argentaria SA (Spain)	2,447	14,563
Banco Santander SA (Spain)	4,351	13,142
Bank Leumi Le-Israel BM (Israel)	1,084	9,972
Barratt Developments PLC (United Kingdom)	322	1,554
CK Asset Holdings, Ltd. (Hong Kong)	1,133	6,805
DBS Group Holdings, Ltd. (Singapore)	500	13,001
DNB Bank ASA (Norway)	52	1,018
Eurazeo SE (France)	20	1,270
Gjensidige Forsikring ASA (Norway)	68	1,318
Goodman Group (Australia) R	807	10,664
Industrivarden AB Class A (Sweden)	80	2,077
Investor AB Class B (Sweden)	773	14,468

26 Dynamic Risk Allocation Fund

COMMON STOCKS (10.1%)* cont.	Shares	Value
Financials cont.
Israel Discount Bank, Ltd. Class A (Israel)	665	$3,990
Japan Post Holdings Co., Ltd. (Japan)	1,500	11,730
Lloyds Banking Group PLC (United Kingdom)	23,291	13,412
Mitsui Fudosan Co., Ltd. (Japan)	100	2,033
Mizrahi Tefahot Bank, Ltd. (Israel)	80	2,980
National Australia Bank, Ltd. (Australia)	641	13,867
NN Group NV (Netherlands)	30	1,288
Nomura Real Estate Holdings, Inc. (Japan)	100	2,430
Partners Group Holding AG (Switzerland)	13	13,014
Sampo Oyj Class A (Finland)	39	1,984
Singapore Exchange, Ltd. (Singapore)	400	2,681
Tokio Marine Holdings, Inc. (Japan)	600	12,387
UBS Group AG (Switzerland)	379	7,052
Vicinity, Ltd. (Australia) R	2,906	4,053
Zurich Insurance Group AG (Switzerland)	11	5,327
		204,798
Health care (1.3%)
AstraZeneca PLC (United Kingdom)	33	4,465
CSL, Ltd. (Australia)	4	822
Ipsen SA (France)	21	2,349
Medibank Private, Ltd. (Australia)	527	1,055
Merck KGaA (Germany)	65	11,777
Novartis AG (Switzerland)	275	24,518
Novo Nordisk A/S Class B (Denmark)	206	25,789
Olympus Corp. (Japan)	400	8,265
Ono Pharmaceutical Co., Ltd. (Japan)	400	10,270
Roche Holding AG (Switzerland)	82	26,653
Sonic Healthcare, Ltd. (Australia)	348	7,720
Sonova Holding AG (Switzerland)	26	6,663
		130,346
Technology (0.9%)
ASM International NV (Netherlands)	2	561
ASML Holding NV (Netherlands)	9	5,474
Capgemini SE (France)	28	5,098
Fujitsu, Ltd. (Japan)	100	13,579
Hamamatsu Photonics KK (Japan)	100	5,273
Hoya Corp. (Japan)	100	10,353
NTT Data Corp. (Japan)	300	4,638
Sage Group PLC (The) (United Kingdom)	491	4,735
Sartorius AG (Preference) (Germany)	5	1,859
SCSK Corp. (Japan)	200	3,232
Shimadzu Corp. (Japan)	200	6,167
Square Enix Holdings Co., Ltd. (Japan)	100	4,477
STMicroelectronics NV (France)	325	12,576
Telefonaktiebolaget LM Ericsson Class B (Sweden)	514	3,237
Thales SA (France)	73	9,286
TIS, Inc. (Japan)	100	2,856
		93,401

Dynamic Risk Allocation Fund 27

COMMON STOCKS (10.1%)* cont.	Shares	Value
Transportation (0.3%)
A.P. Moeller-Maersck A/S Class B (Denmark)	3	$6,546
Deutsche Post AG (Germany)	268	10,571
Nippon Yusen (Japan)	300	6,664
SG Holdings Co., Ltd. (Japan)	300	4,676
ZIM Integrated Shipping Services, Ltd. (Israel)	24	504
		28,961
Utilities and power (0.4%)
E.ON SE (Germany)	1,320	12,563
Enel SpA (Italy)	835	4,550
Fortum OYJ (Finland)	348	5,507
Glow Energy PCL (Thailand) † F	400	—
RWE AG (Germany)	286	12,540
Tokyo Gas Co., Ltd. (Japan)	300	5,532
		40,692
Total common stocks (cost $869,680)		$1,032,288

COMMODITY LINKED NOTES (0.8%)*†††	Principal amount	Value
Goldman Sachs International 144A notes zero %, 3/31/23 (Indexed to the S&P GSCI Excess Return Index multiplied by 3)	$96,000	$87,197
Total commodity Linked Notes (cost $96,000)		$87,197

SHORT-TERM INVESTMENTS (87.8%)*		Principal amount/ shares	Value
Putnam Short Term Investment Fund Class P 3.95% L	Shares	8,377,938	$8,377,938
State Street Institutional U.S. Government Money Market Fund, Premier Class 3.66% P	Shares	140,000	140,000
U.S. Treasury Bills 3.578%, 12/13/22 #		$300,000	299,648
U.S. Treasury Bills 3.630%, 12/6/22 # ∆		100,000	99,950
U.S. Treasury Bills 3.669%, 12/22/22 #		100,000	99,791
Total short-term investments (cost $9,017,327)			$9,017,327

TOTAL INVESTMENTS
Total investments (cost $9,983,007)	$10,136,812

Key to holding’s abbreviations
OTC	Over-the-counter

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from June 1, 2022 through November 30, 2022 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $10,266,899.
†††	The value of the commodity linked notes, which are marked to market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note’s value relative to the change in the underlying index.
†	This security is non-income-producing.

28 Dynamic Risk Allocation Fund

#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $248,678 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
∆	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $31,978 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
F	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 11/30/22 (aggregate face value $8,325,660) (Unaudited)
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	British Pound	Buy	12/21/22	$26,172	$25,136	$1,036
	British Pound	Sell	12/21/22	26,172	26,060	(112)
	British Pound	Buy	1/18/23	26,197	26,091	106
Barclays Bank PLC
	Euro	Buy	12/21/22	34,603	33,316	1,287
	Euro	Sell	12/21/22	34,603	34,452	(151)
	Euro	Buy	1/18/23	34,682	34,541	141
Citibank, N.A.
	British Pound	Buy	12/21/22	299,352	287,390	11,962
	British Pound	Sell	12/21/22	299,352	298,202	(1,150)
	British Pound	Buy	1/18/23	277,181	276,199	982
	Canadian Dollar	Buy	1/18/23	289,707	285,197	4,510
	Danish Krone	Buy	12/21/22	4,457	4,361	96
	Danish Krone	Sell	12/21/22	4,457	4,445	(12)
	Danish Krone	Buy	1/18/23	4,468	4,458	10
	Norwegian Krone	Buy	12/21/22	11,310	11,327	(17)
	Norwegian Krone	Sell	12/21/22	11,310	11,268	(42)
	Norwegian Krone	Buy	1/18/23	11,321	11,280	41
Goldman Sachs International
	Chinese Yuan (Offshore)	Buy	2/15/23	19,288	18,620	668
	Polish Zloty	Buy	12/21/22	31,068	29,821	1,247
	Polish Zloty	Sell	12/21/22	31,068	30,929	(139)

Dynamic Risk Allocation Fund 29

FORWARD CURRENCY CONTRACTS at 11/30/22 (aggregate face value $8,325,660) (Unaudited) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
HSBC Bank USA, National Association
	Australian Dollar	Buy	1/18/23	$27,817	$26,504	$1,313
	Danish Krone	Buy	12/21/22	28,478	27,870	608
	Danish Krone	Sell	12/21/22	28,478	28,359	(119)
	Danish Krone	Buy	1/18/23	28,548	28,437	111
	Hong Kong Dollar	Buy	2/15/23	12,325	12,341	(16)
	Swedish Krona	Buy	12/21/22	49,087	49,273	(186)
	Swedish Krona	Sell	12/21/22	49,087	48,814	(273)
	Swedish Krona	Buy	1/18/23	49,188	48,932	256
JPMorgan Chase Bank N.A.
	Euro	Buy	12/21/22	1,616,141	1,569,581	46,560
	Euro	Sell	12/21/22	1,616,141	1,609,304	(6,837)
	Euro	Buy	1/18/23	1,567,155	1,561,063	6,092
	Japanese Yen	Buy	2/15/23	830,850	782,710	48,140
	Singapore Dollar	Buy	2/15/23	588	567	21
	Swiss Franc	Buy	12/21/22	59,648	59,062	586
	Swiss Franc	Sell	12/21/22	59,648	59,385	(263)
	Swiss Franc	Buy	1/18/23	59,861	59,629	232
Morgan Stanley & Co. International PLC
	British Pound	Buy	12/21/22	22,433	22,331	102
	British Pound	Sell	12/21/22	22,433	21,446	(987)
	Euro	Buy	12/21/22	16,259	16,178	81
	Euro	Sell	12/21/22	16,259	16,195	(64)
	Euro	Buy	1/18/23	16,296	16,236	60
	Japanese Yen	Buy	2/15/23	7,376	6,950	426
	New Zealand Dollar	Buy	1/18/23	12,548	12,138	410
	Polish Zloty	Buy	12/21/22	31,068	30,932	136
	Polish Zloty	Sell	12/21/22	31,068	29,843	(1,225)
	Swiss Franc	Buy	12/21/22	55,304	54,111	1,193
	Swiss Franc	Sell	12/21/22	55,304	55,068	(236)
	Swiss Franc	Buy	1/18/23	55,502	55,293	209
NatWest Markets PLC
	Chinese Yuan (Offshore)	Buy	2/15/23	36,106	34,889	1,217
	Singapore Dollar	Buy	2/15/23	23,680	22,842	838
State Street Bank and Trust Co.
	Australian Dollar	Buy	1/18/23	19,724	18,457	1,267
	British Pound	Buy	12/21/22	25,569	24,892	677
	British Pound	Sell	12/21/22	25,569	25,443	(126)
	British Pound	Buy	1/18/23	25,593	25,474	119
	Chinese Yuan (Offshore)	Buy	2/15/23	15,176	15,142	34
	Hong Kong Dollar	Buy	2/15/23	29,347	29,242	105
	Israeli Shekel	Buy	1/18/23	9,990	9,718	272

30 Dynamic Risk Allocation Fund

FORWARD CURRENCY CONTRACTS at 11/30/22 (aggregate face value $8,325,660) (Unaudited) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Toronto-Dominion Bank
	Euro	Buy	12/21/22	$16,259	$15,313	$946
	Euro	Sell	12/21/22	16,259	16,192	(67)
	Euro	Buy	1/18/23	16,296	16,234	62
UBS AG
	Australian Dollar	Buy	1/18/23	86,579	82,492	4,087
	Chinese Yuan (Offshore)	Buy	2/15/23	58,193	56,218	1,975
	Swiss Franc	Buy	12/21/22	11,019	10,886	133
	Swiss Franc	Sell	12/21/22	11,019	10,969	(50)
	Swiss Franc	Buy	1/18/23	11,058	11,015	43
WestPac Banking Corp.
	Euro	Buy	12/21/22	52,530	52,271	259
	Euro	Sell	12/21/22	52,530	51,308	(1,222)
	Japanese Yen	Buy	2/15/23	37,178	35,018	2,160
Unrealized appreciation						142,816
Unrealized (depreciation)						(13,294)
Total						$129,522
* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 11/30/22 (Unaudited)
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
Canadian Government Bond 10 yr (Long)	5	$467,383	$467,383	Mar-23	$952
Euro-BTP Italian Government Bond (Long)	3	372,431	372,431	Dec-22	8,080
Euro-Bund 10 yr (Long)	3	439,799	439,799	Dec-22	(12,430)
Euro-OAT 10 yr (Long)	3	426,282	426,282	Dec-22	(5,250)
Japanese Government Bond 10 yr (Long)	1	1,076,979	1,076,979	Dec-22	(294)
MSCI EAFE Index (Short)	5	486,007	494,950	Dec-22	(33,503)
S&P 500 Index E-Mini (Short)	7	1,428,039	1,428,438	Dec-22	(32,006)
U.K. Gilt 10 yr (Long)	3	379,618	379,618	Mar-23	(3,357)
U.S. Treasury Note Ultra 10 yr (Long)	16	1,914,500	1,914,500	Mar-23	8,667
Unrealized appreciation					17,699
Unrealized (depreciation)					(86,840)
Total					$(69,141)

Dynamic Risk Allocation Fund 31

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 11/30/22 (Unaudited)
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Bank of America N.A.
$562,808	$580,059	$—	11/29/23	(US SOFR plus 0.22%) — Monthly	A basket (MLFCF15) of common stocks — Monthly*	$17,261
567,351	585,079	—	11/29/23	US SOFR plus 0.05% — Monthly	Russell 1000 Total Return Index — Monthly	(17,728)
Citibank, N.A.
370,830	381,832	—	9/28/23	(US SOFR plus 0.34%) — Monthly	S&P 500 Total Return 4 Jan 1988 Index — Monthly	10,960
JPMorgan Chase Bank N.A.
1,277,174	1,371,124	—	2/7/23	(US SOFR plus 0.43%) — Monthly	S&P 500 Total Return 4 Jan 1988 Index — Monthly	89,656
Upfront premium received		—		Unrealized appreciation		117,877
Upfront premium (paid)		—		Unrealized (depreciation)		(17,728)
Total		$—		Total	$100,149
* The 50 largest components, and any individual component greater than 1% of basket value, are shown below.

A BASKET (MLFCF15) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
Apple, Inc.	Technology	261	$38,639	6.66%
Microsoft Corp.	Technology	94	23,946	4.13%
Alphabet, Inc. Class A	Technology	217	21,956	3.79%
Amazon.com, Inc.	Consumer cyclicals	141	13,586	2.34%
JPMorgan Chase & Co.	Financials	86	11,882	2.05%
Procter & Gamble Co. (The)	Consumer staples	73	10,892	1.88%
Coca-Cola Co. (The)	Consumer staples	157	9,966	1.72%
Merck & Co., Inc.	Health care	89	9,775	1.69%
Eli Lilly and Co.	Health care	26	9,523	1.64%
CVS Health Corp.	Health care	88	8,938	1.54%
Accenture PLC Class A	Technology	29	8,802	1.52%
Philip Morris International, Inc.	Consumer staples	87	8,688	1.50%
Booking Holdings, Inc.	Consumer cyclicals	4	8,636	1.49%
Exxon Mobil Corp.	Energy	75	8,342	1.44%
Synopsys, Inc.	Technology	24	8,053	1.39%
Qualcomm, Inc.	Technology	63	8,031	1.38%
AbbVie, Inc.	Health care	49	7,851	1.35%
Abbott Laboratories	Health care	70	7,557	1.30%
NVIDIA Corp.	Technology	45	7,531	1.30%
Vertex Pharmaceuticals, Inc.	Health care	24	7,457	1.29%
American Tower Corp.	Communication services	34	7,415	1.28%
Cadence Design Systems, Inc.	Technology	40	6,934	1.20%
General Dynamics Corp.	Capital goods	27	6,908	1.19%

32 Dynamic Risk Allocation Fund

A BASKET (MLFCF15) OF COMMON STOCKS cont.
Common stocks	Sector	Shares	Value	Percentage value
Lockheed Martin Corp.	Capital goods	14	$6,620	1.14%
Uber Technologies, Inc.	Consumer staples	225	6,542	1.13%
Citigroup, Inc.	Financials	127	6,169	1.06%
Cisco Systems, Inc./Delaware	Technology	123	6,129	1.06%
Bristol-Myers Squibb Co.	Health care	74	5,955	1.03%
American International Group, Inc.	Financials	93	5,898	1.02%
MetLife, Inc.	Financials	76	5,792	1.00%
Tesla, Inc.	Consumer cyclicals	29	5,608	0.97%
eBay, Inc.	Technology	123	5,570	0.96%
Marathon Petroleum Corp.	Energy	45	5,473	0.94%
Adobe, Inc.	Technology	15	5,197	0.90%
CSX Corp.	Transportation	155	5,076	0.88%
Meta Platforms, Inc. Class A	Technology	43	5,067	0.87%
AutoZone, Inc.	Consumer cyclicals	2	4,998	0.86%
Verizon Communications, Inc.	Communication services	124	4,848	0.84%
Wells Fargo & Co.	Financials	99	4,756	0.82%
PepsiCo, Inc.	Consumer staples	24	4,445	0.77%
Corteva, Inc.	Basic materials	66	4,436	0.76%
Cheniere Energy, Inc.	Energy	25	4,418	0.76%
Pfizer, Inc.	Health care	87	4,363	0.75%
Marathon Oil Corp.	Energy	140	4,296	0.74%
AT&T, Inc.	Communication services	219	4,227	0.73%
CF Industries Holdings, Inc.	Basic materials	37	4,026	0.69%
Discover Financial Services	Financials	37	4,015	0.69%
General Motors Co.	Consumer cyclicals	95	3,857	0.66%
AMETEK, Inc.	Conglomerates	27	3,821	0.66%
Expedia Group, Inc.	Consumer cyclicals	35	3,789	0.65%

Dynamic Risk Allocation Fund 33

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks:
Basic materials	$—	$101,418	$—
Capital goods	—	52,649	—
Communication services	10,703	29,846	—
Conglomerates	—	16,529	—
Consumer cyclicals	—	132,821	—
Consumer staples	—	133,994	—
Energy	—	56,130	—
Financials	—	204,798	—
Health care	—	130,346	—
Technology	—	93,401	—
Transportation	504	28,457	—
Utilities and power	—	40,692	—**
Total common stocks	11,207	1,021,081	—
Commodity linked notes	—	87,197	—
Short-term investments	140,000	8,877,327	—
Totals by level	$151,207	$9,985,605	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$129,522	$—
Futures contracts	(69,141)	—	—
Total return swap contracts	—	100,149	—
Totals by level	$(69,141)	$229,671	$—
** Value of Level 3 security is $—.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

34 Dynamic Risk Allocation Fund

Statement of assets and liabilities 11/30/22 (Unaudited)

ASSETS
Investment in securities, at value (Notes 1 and 9):
Unaffiliated issuers (identified cost $1,605,069)	$1,758,874
Affiliated issuers (identified cost $8,377,938) (Note 5)	8,377,938
Cash	1,359
Foreign currency (cost $897) (Note 1)	895
Dividends, interest and other receivables	37,610
Foreign tax reclaim	25,390
Receivable for shares of the fund sold	12,968
Receivable for investments sold	33,419
Receivable from Manager (Note 2)	30,324
Receivable for variation margin on futures contracts (Note 1)	7,035
Unrealized appreciation on forward currency contracts (Note 1)	142,816
Unrealized appreciation on OTC swap contracts (Note 1)	117,877
Prepaid assets	59,789
Total assets	10,606,294

LIABILITIES
Payable for investments purchased	37,598
Payable for shares of the fund repurchased	14,558
Payable for custodian fees (Note 2)	9,621
Payable for investor servicing fees (Note 2)	3,794
Payable for Trustee compensation and expenses (Note 2)	16,828
Payable for administrative services (Note 2)	42
Payable for distribution fees (Note 2)	3,609
Payable for variation margin on futures contracts (Note 1)	58,730
Unrealized depreciation on forward currency contracts (Note 1)	13,294
Unrealized depreciation on OTC swap contracts (Note 1)	17,728
Collateral on certain derivative contracts, at value (Notes 1 and 9)	140,000
Other accrued expenses	23,593
Total liabilities	339,395

Net assets	$10,266,899

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$12,338,498
Total distributable earnings (Note 1)	(2,071,599)
Total — Representing net assets applicable to capital shares outstanding	$10,266,899

(Continued on next page)

Dynamic Risk Allocation Fund 35

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($6,940,985 divided by 1,270,166 shares)	$5.46
Offering price per class A share (100/94.25 of $5.46)*	$5.79
Net asset value and offering price per class B share ($133,855 divided by 25,407 shares)**	$5.27
Net asset value and offering price per class C share ($837,052 divided by 157,800 shares)**	$5.30
Net asset value, offering price and redemption price per class R share
($8,366 divided by 1,521 shares)	$5.50
Net asset value, offering price and redemption price per class R6 share
($1,133,556 divided by 205,427 shares)	$5.52
Net asset value, offering price and redemption price per class Y share
($1,213,085 divided by 212,817 shares)	$5.70

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

36 Dynamic Risk Allocation Fund

Statement of operations Six months ended 11/30/22 (Unaudited)

INVESTMENT INCOME
Interest (including interest income of $106,733 from investments in affiliated issuers) (Note 5)	$108,990
Dividends (net of foreign tax of $922)	12,558
Total investment income	121,548

EXPENSES
Compensation of Manager (Note 2)	38,496
Investor servicing fees (Note 2)	12,175
Custodian fees (Note 2)	7,611
Trustee compensation and expenses (Note 2)	235
Distribution fees (Note 2)	14,233
Administrative services (Note 2)	123
Auditing and tax fees	13,927
Legal	13,110
Blue sky expense	41,580
Other	8,464
Fees waived and reimbursed by Manager (Note 2)	(86,101)
Total expenses	63,853
Expense reduction (Note 2)	(269)
Net expenses	63,584

Net investment income	57,964

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(47,509)
Foreign currency transactions (Note 1)	2,096
Forward currency contracts (Note 1)	(447,790)
Futures contracts (Note 1)	(664,702)
Swap contracts (Note 1)	(91,606)
Written options (Note 1)	24,266
Total net realized loss	(1,225,245)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(59,484)
Assets and liabilities in foreign currencies	2,474
Forward currency contracts	227,359
Futures contracts	277,664
Swap contracts	66,617
Written options	(16,844)
Total change in net unrealized appreciation	497,786

Net loss on investments	(727,459)

Net decrease in net assets resulting from operations	$(669,495)

The accompanying notes are an integral part of these financial statements.

Dynamic Risk Allocation Fund 37

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 11/30/22*	Year ended 5/31/22
Operations
Net investment income (loss)	$57,964	$(169,856)
Net realized gain (loss) on investments
and foreign currency transactions	(1,225,245)	4,285,981
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	497,786	(4,285,429)
Net decrease in net assets resulting from operations	(669,495)	(169,304)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	—	(1,545,784)
Class B	—	(74,033)
Class C	—	(182,637)
Class R	—	(1,419)
Class R6	—	(179,115)
Class Y	—	(402,915)
Net realized short-term gain on investments
Class A	—	(702,792)
Class B	—	(36,386)
Class C	—	(90,313)
Class R	—	(655)
Class R6	—	(81,283)
Class Y	—	(211,145)
From return of capital
Class A	—	(67,325)
Class B	—	(3,323)
Class C	—	(8,218)
Class R	—	(62)
Class R6	—	(7,796)
Class Y	—	(18,563)
From net realized long-term gain on investments
Class A	—	(2,071,062)
Class B	—	(107,226)
Class C	—	(266,143)
Class R	—	(1,930)
Class R6	—	(239,532)
Class Y	—	(622,222)
Decrease from capital share transactions (Note 4)	(1,012,869)	(64,378,809)
Total decrease in net assets	(1,682,364)	(71,469,992)

NET ASSETS
Beginning of period	11,949,263	83,419,255
End of period	$10,266,899	$11,949,263

*Unaudited.

The accompanying notes are an integral part of these financial statements.

38 Dynamic Risk Allocation Fund

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Dynamic Risk Allocation Fund 39

Financial highlights
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS							RATIOS AND SUPPLEMENTAL DATA
													Ratio of	Ratio of net
	Net asset	Net	Net realized			From net							expenses	investment
	value,	investment	and unrealized	Total from	From net	realized			Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)
	beginning	income	gain (loss) on	investment	investment	gain on	From return	Total	reimburse-	value, end	at net asset	end of period	net assets	to average	Portfolio
Period ended	of period	(loss)[a]	investments	operations	income	investments	of capital	distributions	ments	of period	value (%) [b]	(in thousands)	(%)[c,d]	net assets (%)[d]	turnover (%)[f]
Class A
November 30, 2022**	$5.79	.03	(.36)	(.33)	—	—	—	—	—	$5.46	(5.70)*	$6,941	.60*	.55*	31*
May 31, 2022	11.02	(.06)	(.74)[e]	(.80)	(1.56)	(2.80)	(.07)	(4.43)	—	5.79	(13.02)	7,846	1.16	(.69)	366
May 31, 2021	10.25	.05	.72	.77	—	—	—	—	—	11.02	7.51	11,920	1.17	.50	427
May 31, 2020	10.90	.20	(.45)	(.25)	(.40)	—	—	(.40)	—	10.25	(2.64)	11,609	1.17	1.86	283
May 31, 2019	11.61	.23	(.78)	(.55)	(.16)	—	—	(.16)	—	10.90	(4.63)	14,142	1.15	2.04	255
May 31, 2018	10.96	.22	.74	.96	(.32)	—	—	(.32)	.01[h]	11.61	8.86	18,906	1.14	1.93	312
Class B
November 30, 2022**	$5.60	.01	(.34)	(.33)	—	—	—	—	—	$5.27	(5.89)*	$134	.98 *	.09*	31*
May 31, 2022	10.75	(.12)	(.73)[e]	(.85)	(1.44)	(2.80)	(.06)	(4.30)	—	5.60	(13.73)	410	1.91	(1.44)	366
May 31, 2021	10.08	(.01)	.68	.67	—	—	—	—	—	10.75	6.65	735	1.92	(.14)	427
May 31, 2020	10.72	.12	(.45)	(.33)	(.31)	—	—	(.31)	—	10.08	(3.36)	1,340	1.92	1.10	283
May 31, 2019	11.39	.14	(.74)	(.60)	(.07)	—	—	(.07)	—	10.72	(5.27)	1,664	1.90	1.30	255
May 31, 2018	10.76	.13	.72	.85	(.23)	—	—	(.23)	.01[h]	11.39	7.97	2,315	1.89	1.18	312
Class C
November 30, 2022**	$5.64	.01	(.35)	(.34)	—	—	—	—	—	$5.30	(6.03)*	$837	.98 *	.14*	31*
May 31, 2022	10.79	(.12)	(.74)[e]	(.86)	(1.43)	(2.80)	(.06)	(4.29)	—	5.64	(13.71)	1,085	1.91	(1.44)	366
May 31, 2021	10.11	(.02)	.70	.68	—	—	—	—	—	10.79	6.73	1,717	1.92	(.20)	427
May 31, 2020	10.75	.12	(.46)	(.34)	(.30)	—	—	(.30)	—	10.11	(3.43)	3,163	1.92	1.11	283
May 31, 2019	11.42	.14	(.74)	(.60)	(.07)	—	—	(.07)	—	10.75	(5.26)	4,970	1.90	1.28	255
May 31, 2018	10.78	.13	.72	.85	(.22)	—	—	(.22)	.01[h]	11.42	7.99	5,812	1.89	1.18	312
Class R
November 30, 2022**	$5.83	.02	(.35)	(.33)	—	—	—	—	—	$5.50	(5.66)*	$8	.73*	.43*	31*
May 31, 2022	11.06	(.08)	(.75)[e]	(.83)	(1.53)	(2.80)	(.07)	(4.40)	—	5.83	(13.24)	9	1.41	(.92)	366
May 31, 2021	10.32	.03	.71	.74	—	—	—	—	—	11.06	7.17	10	1.42	.24	427
May 31, 2020	10.93	.18	(.47)	(.29)	(.32)	—	—	(.32)	—	10.32	(2.87)	10	1.42	1.59	283
May 31, 2019	11.56	.21	(.77)	(.56)	(.07)	—	—	(.07)	—	10.93	(4.77)	10	1.40	1.87	255
May 31, 2018	10.93	.19	.73	.92	(.30)	—	—	(.30)	.01[h]	11.56	8.51	103	1.39	1.67	312
Class R6
November 30, 2022**	$5.83	.04	(.35)	(.31)	—	—	—	—	—	$5.52	(5.32)*	$1,134	.38*	.78*	31*
May 31, 2022	11.03	—[g]	(.77)[e]	(.77)	(1.56)	(2.80)	(.07)	(4.43)	—	5.83	(12.68)	1,181.75		(.06)	366
May 31, 2021	10.22	.10	.71	.81	—	—	—	—	—	11.03	7.93	21,965.75		.94	427
May 31, 2020	10.87	.25	(.46)	(.21)	(.44)	—	—	(.44)	—	10.22	(2.26)	22,348.75		2.27	283
May 31, 2019	11.58	.28	(.78)	(.50)	(.21)	—	—	(.21)	—	10.87	(4.17)	19,332.75		2.55	255
May 31, 2018	10.94	.26	.73	.99	(.36)	—	—	(.36)	.01[h]	11.58	9.19	81,403.75		2.31	312

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

40 Dynamic Risk Allocation Fund	Dynamic Risk Allocation Fund 41

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS							RATIOS AND SUPPLEMENTAL DATA
													Ratio of	Ratio of net
	Net asset	Net	Net realized			From net							expenses	investment
	value,	investment	and unrealized	Total from	From net	realized			Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)
	beginning	income	gain (loss) on	investment	investment	gain on	From return	Total	reimburse-	value, end	at net asset	end of period	net assets	to average	Portfolio
Period ended	of period	(loss)[a]	investments	operations	income	investments	of capital	distributions	ments	of period	value (%) [b]	(in thousands)	(%)[c,d]	net assets (%)[d]	turnover (%)[f]
Class Y
November 30, 2022**	$6.03	.04	(.37)	(.33)	—	—	—	—	—	$5.70	(5.47)*	$1,213	.48*	.67*	31*
May 31, 2022	11.06	(.05)	(.77)[e]	(.82)	(1.35)	(2.80)	(.06)	(4.21)	—	6.03	(12.81)	1,418.91		(.41)	366
May 31, 2021	10.27	.08	.71	.79	—	—	—	—	—	11.06	7.69	47,073.92		.73	427
May 31, 2020	10.92	.23	(.45)	(.22)	(.43)	—	—	(.43)	—	10.27	(2.37)	40,223.92		2.11	283
May 31, 2019	11.63	.25	(.77)	(.52)	(.19)	—	—	(.19)	—	10.92	(4.33)	41,531.90		2.27	255
May 31, 2018	10.99	.25	.73	.98	(.35)	—	—	(.35)	.01[h]	11.63	9.02	48,411.89		2.17	312

* Not annualized

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period (Note 2). As a result of such limitation, the expenses of each class reflect a reduction of the following amounts:

Percentage of average net assets
11/30/22	0.81%
5/31/22	0.83
5/31/21	0.35
5/31/20	0.52
5/31/19	0.30
5/31/18	0.24

e The net realized and unrealized gain (loss) on investments shown for the period noted may not correspond with the amounts shown on the Statement of operations in net assets as a result of timing of share activity.

f Portfolio turnover includes TBA purchase and sale commitments, if any.

g Amount represents less than $0.01 per share.

h Reflects a non-recurring reimbursement from Putnam Management which amounted to $0.01 per share outstanding on May 31, 2018.

The accompanying notes are an integral part of these financial statements.

42 Dynamic Risk Allocation Fund	Dynamic Risk Allocation Fund 43

Notes to financial statements 11/30/22 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from June 1, 2022 through November 30, 2022.

Putnam Dynamic Risk Allocation Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Effective on or about January 26, 2023, the fund will liquidate. The goal of the fund is to seek total return. Total return is composed of capital appreciation and income. The fund invests in a diversified set of asset classes. By investing in a broader set of asset classes than a traditional balanced fund, and by using leverage to increase the fund’s exposures to asset classes, Putnam Management believes the fund may achieve a higher total return than a traditional balanced fund with approximately the same amount of risk as a traditional balanced fund. Risk is measured by the volatility of the fund’s investment portfolio. The fund may invest without limit in U.S., international, and emerging markets equity securities (growth or value stocks or both) of companies of any size and fixed-income securities (including in below-investment-grade securities, which are sometimes referred to as “junk bonds”); mortgage- and asset-backed securities; inflation-protected securities; commodities; and real estate investment trusts (REITs). These asset classes offer different return potential and exposure to different investment risks. Putnam Management allocates the fund’s assets among asset classes in a manner intended to diversify the fund’s exposure to these different types of risk. Putnam Management typically uses leverage to adjust or to increase the fund’s exposure to certain asset classes in order to diversify or balance risk exposure. Putnam Management believes that better risk diversification creates the potential for the fund to perform well in a variety of market environments. Because the potential risks and returns of asset classes, the costs of leverage, and the benefits of diversification vary over time and with market conditions, Putnam Management makes dynamic adjustments to the fund’s asset allocations as the market environment changes. Putnam Management uses qualitative analysis, which includes evaluation of the business cycle environment and its impact on different asset classes, and quantitative techniques, which incorporate individual valuation and relative valuation measures, to establish asset class allocations that it believes will enable the fund to perform well in a variety of environments. Putnam Management also uses active trading strategies, such as active security selection, tactical asset allocation, currency transactions and options transactions. Certain of these strategies may introduce additional investment leverage. When making particular investments within an asset class, Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and among other factors, credit, interest rate and prepayment risks when deciding whether to buy or sell fixed-income investments. Putnam Management may also take into account general market conditions when making investment decisions. Putnam Management typically uses derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, to a significant extent for hedging purposes, to obtain leverage, and to adjust the return and volatility characteristics of the fund’s investments. The fund may also engage in short sales of securities.

The fund offers the following share classes. The expenses for each class of shares may differ based on the distribution and investor servicing fees of each class, which are identified in Note 2. Effective as of January 12, 2023, the fund will be closed to new purchases, other than the automatic reinvestment of dividends, shareholders can redeem their shares from the fund at any time on or before the close of business on January 26, 2023 at the then-current net asset value.

44 Dynamic Risk Allocation Fund

Share class	Sales charge	Contingent deferred sales charge	Conversion feature
1.00% on certain redemptions of shares
Class A	Up to 5.75%	bought with no initial sales charge	None
Converts to class A shares
Class B*	None	5.00% phased out over six years	after 8 years
Converts to class A shares
Class C	None	1.00% eliminated after one year	after 8 years
Class R†	None	None	None
Class R6†	None	None	None
Class Y†	None	None	None

* Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

† Not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Dynamic Risk Allocation Fund 45

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any

46 Dynamic Risk Allocation Fund

applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance returns on securities owned, to enhance the return on a security owned, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Dynamic Risk Allocation Fund 47

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries, to gain exposure to specific sectors or industries and to generate additional income for the portfolio.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement

48 Dynamic Risk Allocation Fund

of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $100 million ($317.5 million prior to October 14, 2022) unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $717,457 recognized during the period between November 1, 2021 and May 31, 2022 to its fiscal year ending May 31, 2023.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $890,427 to its fiscal year ending May 31, 2023 of late year ordinary losses ((i) ordinary losses recognized between January 1, 2022 and May 31, 2022, and (ii) specified ordinary and currency losses recognized between November 1, 2021 and May 31, 2022).

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $9,592,672, resulting in gross unrealized appreciation and depreciation of $846,075 and $141,405, respectively, or net unrealized appreciation of $704,670.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined

Dynamic Risk Allocation Fund 49

in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.880%	of the first $5 billion,	0.680%	of the next $50 billion,
0.830%	of the next $5 billion,	0.660%	of the next $50 billion,
0.780%	of the next $10 billion,	0.650%	of the next $100 billion and
0.730%	of the next $10 billion,	0.645%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.361% of the fund’s average net assets.

Putnam Management has contractually agreed, through September 30, 2023, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $74,312 as a result of this limit.

Putnam Management has also contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through September 30, 2023, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses, payments under the fund’s investor servicing contract and acquired fund fees and expenses, but including payments under the fund’s investment management contract) would exceed an annual rate of 0.70% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $11,789 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.20% (prior to July 1, 2022, the annual rate was 0.35%) of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor

50 Dynamic Risk Allocation Fund

Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$8,957	Class R	10
Class B	237	Class R6	281
Class C	1,063	Class Y	1,627
		Total	$12,175

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $269 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $9, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$8,988
Class B	1.00%	1.00%	954
Class C	1.00%	1.00%	4,270
Class R	1.00%	0.50%	21
Total			$14,233

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $260 from the sale of class A shares and received no monies in contingent deferred sales charges from redemptions of class B and class C shares.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $13 on class A redemptions.

Dynamic Risk Allocation Fund 51

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$358,478	$419,408
U.S. government securities (Long-term)	—	—
Total	$358,478	$419,408

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 11/30/22		YEAR ENDED 5/31/22
Class A	Shares	Amount	Shares	Amount
Shares sold	97,670	$539,801	114,979	$985,820
Shares issued in connection with
reinvestment of distributions	—	—	627,767	4,237,428
	97,670	539,801	742,746	5,223,248
Shares repurchased	(183,142)	(1,000,200)	(468,916)	(3,598,118)
Net increase (decrease)	(85,472)	$(460,399)	273,830	$1,625,130

	SIX MONTHS ENDED 11/30/22		YEAR ENDED 5/31/22
Class B	Shares	Amount	Shares	Amount
Shares sold	—	$—	886	$5,814
Shares issued in connection with
reinvestment of distributions	—	—	32,798	215,154
	—	—	33,684	220,968
Shares repurchased	(47,740)	(258,466)	(28,906)	(257,449)
Net increase (decrease)	(47,740)	$(258,466)	4,778	$(36,481)

	SIX MONTHS ENDED 11/30/22		YEAR ENDED 5/31/22
Class C	Shares	Amount	Shares	Amount
Shares sold	23,577	$124,239	14,132	$92,077
Shares issued in connection with
reinvestment of distributions	—	—	82,926	547,311
	23,577	124,239	97,058	639,388
Shares repurchased	(58,210)	(308,956)	(63,811)	(550,888)
Net increase (decrease)	(34,633)	$(184,717)	33,247	$88,500

52 Dynamic Risk Allocation Fund

	SIX MONTHS ENDED 11/30/22		YEAR ENDED 5/31/22
Class R			Shares	Amount
Shares sold	—	$—	—	$—
Shares issued in connection with
reinvestment of distributions	—	—	597	4,066
	—	—	597	4,066
Shares repurchased	—	—	—	—
Net increase	—	—	597	$4,066

	SIX MONTHS ENDED 11/30/22		YEAR ENDED 5/31/22
Class R6	Shares	Amount	Shares	Amount
Shares sold	4,021	$22,380	40,221	$318,236
Shares issued in connection with
reinvestment of distributions	—	—	71,223	483,606
	4,021	22,380	111,444	801,842
Shares repurchased	(1,100)	(6,100)	(1,899,820)	(21,123,033)
Net increase (decrease)	2,921	$16,280	(1,788,376)	$(20,321,191)

	SIX MONTHS ENDED 11/30/22		YEAR ENDED 5/31/22
Class Y	Shares	Amount	Shares	Amount
Shares sold	36,410	$207,994	99,860	$1,026,607
Shares issued in connection with
reinvestment of distributions	—	—	176,969	1,244,090
	36,410	207,994	276,829	2,270,697
Shares repurchased	(58,757)	(333,561)	(4,296,891)	(48,009,530)
Net decrease	(22,347)	$(125,567)	(4,020,062)	$(45,738,833)

At the close of the reporting period, Putnam Investments, LLC owned 1,521 class R shares of the fund (100.0% of class R shares outstanding), valued at$8,366.

At the close of the reporting period, a shareholder of record owned 7.9% of the outstanding shares of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 5/31/22	cost	proceeds	income	of 11/30/22
Short-term investments
Putnam Short Term
Investment Fund*	$9,427,729	$1,488,435	$2,538,226	$106,733	$8,377,938
Total Short-term
investments	$9,427,729	$1,488,435	$2,538,226	$106,733	$8,377,938

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Dynamic Risk Allocation Fund 53

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR, but there are obstacles to converting certain longer-term securities and transactions to new reference rates. Markets are developing slowly and questions around liquidity in these rates and how to appropriately adjust these rates to mitigate any economic value transfer at the time of transition remain a significant concern. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions, such as hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$40
Written equity option contracts (contract amount)	$40
Futures contracts (number of contracts)	50
Forward currency contracts (contract amount)	$6,300,000
OTC total return swap contracts (notional)	$2,900,000

54 Dynamic Risk Allocation Fund

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$142,816	Payables	$13,294
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	117,877	Unrealized depreciation	83,237*
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	17,699*	Unrealized depreciation	21,331*
Total		$278,392		$117,862

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$(447,790)	$—	$(447,790)
Equity contracts	16,126	(12,247)	—	(91,606)	$(87,727)
Interest rate contracts	—	(652,455)	—	—	$(652,455)
Total	$16,126	$(664,702)	$(447,790)	$(91,606)	$(1,187,972)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$227,359	$—	$227,359
Equity contracts	(9,086)	(46,425)	—	66,617	$11,106
Interest rate contracts	—	324,089	—	—	$324,089
Total	$(9,086)	$277,664	$227,359	$66,617	$562,554

Note 8: Actions by Trustees

At a meeting held on November 18, 2022, the Board of Trustees of Putnam Funds Trust approved a plan to liquidate the Fund, upon recommendation by Putnam Management. The liquidation of the fund is expected to occur on or about January 26, 2023, although the fund may make dispositions of portfolio holdings prior to the liquidation date.

Dynamic Risk Allocation Fund 55

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	BofA Securities, Inc.	Citibank, N.A.	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorganSecurities LLC	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Assets:
OTC Total return swap contracts*#	$17,261	$—	$—	$10,960	$—	$—	$89,656	$—	$—	$—	$—	$—	$—	$—	$117,877
Futures contracts§	—	—	—	—	—	—	—	7,035	—	—	—	—	—	—	7,035
Forward currency contracts#	1,142	1,428	—	17,601	1,915	2,288	101,631	—	2,617	2,055	2,474	1,008	6,238	2,419	142,816
Total Assets	$18,403	$1,428	$—	$28,561	$1,915	$2,288	$191,287	$7,035	$2,617	$2,055	$2,474	$1,008	$6,238	$2,419	$267,728
Liabilities:
OTC Total return swap contracts*#	17,728	—	—	—	—	—	—	—	—	—	—	—	—	—	17,728
Futures contracts§	—	—	50,041	—	—	—	—	8,689	—	—	—	—	—	—	58,730
Forward currency contracts#	112	151	—	1,221	139	594	7,100	—	2,512	—	126	67	50	1,222	13,294
Total Liabilities	$17,840	$151	$50,041	$1,221	$139	$594	$7,100	$8,689	$2,512	$—	$126	$67	$50	$1,222	$89,752
Total Financial and Derivative
Net Assets	$563	$1,277	$(50,041)	$27,340	$1,776	$1,694	$184,187	$(1,654)	$105	$2,055	$2,348	$941	$6,188	$1,197	$177,976
Total collateral received (pledged)†##	$—	$—	$—	$—	$—	$—	$140,000	$—	$(31,978)	$—	$—	$—	$—	$—
Net amount	$563	$1,277	$(50,041)	$27,340	$1,776	$1,694	$44,187	$(1,654)	$32,083	$2,055	$2,348	$941	$6,188	$1,197
Controlled collateral received (including
TBA commitments)**	$—	$—	$—	$—	$—	$—	$140,000	$—	$—	$—	$—	$—	$—	$—	$140,000
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$(31,978)	$—	$—	$—	$—	$—	$(31,978)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts, which is not included in the table above, amounted to $248,678.

56 Dynamic Risk Allocation Fund	Dynamic Risk Allocation Fund 57

Shareholder meeting results (Unaudited)

June 29, 2022 special meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class, as follows:

	Votes for	Votes withheld
Liaquat Ahamed	3,583,882,479	32,417,735
Barbara M. Baumann	3,584,377,892	31,922,322
Katinka Domotorffy	3,584,956,517	31,343,697
Catharine Bond Hill	3,586,682,827	29,617,387
Kenneth R. Leibler	3,569,431,371	46,868,843
Jennifer Williams Murphy	3,581,263,937	35,036,277
Marie Pillai	3,578,125,932	38,174,282
George Putnam, III	3,576,315,198	39,985,016
Robert L. Reynolds	3,579,411,077	36,889,137
Manoj P. Singh	3,582,573,738	33,726,476
Mona K. Sutphen	3,588,302,923	27,997,291

All tabulations are rounded to the nearest whole number.

58 Dynamic Risk Allocation Fund

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Core Equity Fund	Convertible Securities Fund
Emerging Markets Equity Fund	Diversified Income Trust
Focused Equity Fund	Floating Rate Income Fund
Focused International Equity Fund	Global Income Trust
International Capital Opportunities Fund	Government Money Market Fund*
International Equity Fund	High Yield Fund
Research Fund	Income Fund
Money Market Fund†
Global Sector	Mortgage Opportunities Fund
Global Health Care Fund	Mortgage Securities Fund
Global Technology Fund	Short Duration Bond Fund
Ultra Short Duration Income Fund
Growth
Growth Opportunities Fund	Tax-free Income
Small Cap Growth Fund	Intermediate-Term Municipal Income Fund
Sustainable Future Fund	Short-Term Municipal Income Fund
Sustainable Leaders Fund	Strategic Intermediate Municipal Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
International Value Fund
Large Cap Value Fund	State tax-free income funds:‡
Small Cap Value Fund	California, Massachusetts, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania

Dynamic Risk Allocation Fund 59

Absolute Return	Asset Allocation (cont.)
Fixed Income Absolute Return Fund	Putnam Retirement Advantage Maturity Fund
Multi-Asset Absolute Return Fund	Putnam Retirement Advantage 2065 Fund
Putnam Retirement Advantage 2060 Fund
Asset Allocation	Putnam Retirement Advantage 2055 Fund
George Putnam Balanced Fund	Putnam Retirement Advantage 2050 Fund
Putnam Retirement Advantage 2045 Fund
Dynamic Asset Allocation Balanced Fund	Putnam Retirement Advantage 2040 Fund
Dynamic Asset Allocation Conservative Fund	Putnam Retirement Advantage 2035 Fund
Dynamic Asset Allocation Growth Fund	Putnam Retirement Advantage 2030 Fund
Putnam Retirement Advantage 2025 Fund

RetirementReady® Maturity Fund
RetirementReady® 2065 Fund
RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

60 Dynamic Risk Allocation Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Barbara M. Baumann, Vice Chair	BSA Compliance Officer
100 Federal Street	Liaquat Ahamed
Boston, MA 02110	Katinka Domotorffy	Martin Lemaire
	Catharine Bond Hill	Vice President and
Investment Sub-Advisor	Jennifer Williams Murphy	Derivatives Risk Manager
Putnam Investments Limited	Marie Pillai
16 St James’s Street	George Putnam, III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
Marketing Services	Mona K. Sutphen
Putnam Retail Management		Alan G. McCormack
Limited Partnership	Officers	Vice President and
100 Federal Street	Robert L. Reynolds	Derivatives Risk Manager
Boston, MA 02110	President
Denere P. Poulack
Custodian	James F. Clark	Assistant Vice President,
State Street Bank	Vice President, Chief Compliance	Assistant Clerk, and
and Trust Company	Officer, and Chief Risk Officer	Assistant Treasurer

Legal Counsel	Nancy E. Florek	Janet C. Smith
Ropes & Gray LLP	Vice President, Director of	Vice President,
	Proxy Voting and Corporate	Principal Financial Officer,
	Governance, Assistant Clerk,	Principal Accounting Officer,
	and Assistant Treasurer	and Assistant Treasurer

	Michael J. Higgins	Stephen J. Tate
	Vice President, Treasurer,	Vice President and
	and Clerk	Chief Legal Officer

	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President
Principal Executive Officer,
and Compliance Liaison

This report is for the information of shareholders of Putnam Dynamic Risk Allocation Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: January 24, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: January 24, 2023

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: January 24, 2023